Statement of Additional Information Supplement
dated January 10, 2005 to                                        221618  1/05

PUTNAM RETIREMENTREADY [REGISTRATION MARK] FUNDS
Statement of Additional Information dated September 29, 2004
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The paragraph under the heading "Charges and Expenses - Expense limitation" is deleted and replaced with the following text:

In order to limit expenses, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through July 31, 2007 to the extent that expenses of a fund (exclusive of brokerage, interest, taxes, fees and expenses of the underlying Putnam funds in which a fund invests, extraordinary expenses, and payments under the fund's distribution plans) would exceed an annual rate of 0.10% of a fund's average net assets. For the purpose of determining any such limitation on Putnam Management's compensation, expenses of a fund do not reflect the application of commissions or cash management credits that may reduce designated fund expenses.


PUTNAM INVESTMENTS

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